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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): SEPTEMBER 15, 1999




                         PACIFICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                   000-21949                95-4591529
(State or other jurisdiction of      (Commission              (IRS Employer
incorporation or organization)       File Number)         Identification Number)




               3120 LAKE CENTER DRIVE, SANTA ANA, CALIFORNIA 92704 (Address of principal executive offices, including zip code)


      (Registrant's telephone number, including area code): (714) 825-5200




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ITEM 5. OTHER EVENTS.

                On September 15, 1999, PacifiCare Health Systems, Inc. ("PacifiCare") announced the immediate resignation of Robert B. Stearns as Executive Vice President and Chief Financial Officer.

                On September 16, 1999, PacifiCare announced certain organizational and leadership changes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

                99.1 Press release issued September 15, 1999, by the Registrant announcing the resignation of Robert B. Stearns as Executive Vice President and Chief Financial Officer.

                99.2 Press release issued September 16, 1999, by the Registrant announcing certain organizational and leadership changes.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PACIFICARE HEALTH SYSTEMS, INC.
                         -------------------------------
                                  (Registrant)

Date: September 17, 1999                By: /s/ ALAN R. HOOPS
     ------------------------------        -------------------------------------
                                                       Alan R. Hoops
                                                  Chairman of the Board
                                               and Chief Executive Officer
                                              (Principal Executive Officer)



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                                  EXHIBIT INDEX

Exhibit No. Description of Exhibits
----------- -----------------------
99.1        Press release issued September 15, 1999, by the Registrant announcing the resignation of Robert B. Stearns as Executive Vice
            President and Chief Financial Officer.

99.2 Press release issued September 16, 1999, by the Registrant announcing certain organizational and leadership changes.



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